UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04253

MFS SERIES TRUST XV

(Exact name of registrant as specified in charter)

111 Huntington Avenue, Boston, Massachusetts 02199

(Address of principal executive offices) (Zip code)

Susan S. Newton

Massachusetts Financial Services Company

111 Huntington Avenue

Boston, Massachusetts 02199

(Name and address of agents for service)

Registrant’s telephone number, including area code: (617) 954-5000

Date of fiscal year end: April 30

Date of reporting period: April 30, 2013*

*	This Form N-CSR pertains to the following series of the Registrant: MFS Commodity Strategy Fund. The remaining series of the Registrant, MFS Diversified Target Return Fund, has a fiscal year end of October 31.

ITEM 1.	REPORTS TO STOCKHOLDERS.

ANNUAL REPORT

April 30, 2013

MFS® COMMODITY STRATEGY FUND

CMS-ANN

MFS® COMMODITY STRATEGY FUND

The report is prepared for the general information of shareholders.

It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

LETTER FROM THE CHAIRMAN AND CEO

Dear Shareholders:

As 2013 has unfolded, we have seen global growth prospects decline, while U.S. and global equities march forward. Meanwhile, historically very low yields and a broadly sideways market have produced slim bond market returns. The big stories thus far this year are Japan’s aggressive stimulus, which appears to be eliciting its desired response among consumers and businesses, and the eurozone’s debt-driven doldrums. Meanwhile, the two economic giants, China and the United States, keep chugging along deliberately, albeit at historically moderate rates of growth.

The U.S. housing recovery has coincided with a pickup in auto sales and a lift in job creation, but the U.S. sequestration’s cuts are having the effect of a driver applying the brakes at the same time as the accelerator. The result is slower than desirable growth. China, similarly, keeps moving forward, but at a slower than normal pace, held back by the eurozone recession, slower global growth, and by the new government’s efforts to shift its enormous economy to more of a consumer focus. The eurozone continues to struggle with persistent record-high unemployment and 21 straight months of manufacturing contraction. The European Central Bank’s recent interest rate cut could help, but this region will require much needed, though politically difficult, structural reforms to climb out of its deep funk.

As always, managing risk in the face of uncertainty remains a top priority for investors. At MFS®, our uniquely collaborative investment process employs integrated, global research and active risk management. Our global team of investment professionals shares ideas and evaluates opportunities across continents, investment disciplines and asset classes — all with a goal of building better insights, and ultimately better results, for our clients.

We are mindful of the many economic challenges investors face, and believe it is more important than ever to maintain a long-term view and employ time-tested principles, such as asset allocation and diversification. We remain confident that our unique approach can serve investors well as they work with their financial advisors to identify and pursue the most suitable opportunities.

Respectfully,

Robert J. Manning

Chairman and Chief Executive Officer

MFS Investment Management®

June 17, 2013

The opinions expressed in this letter are subject to change, may not be relied upon for investment advice, and no forecasts can be guaranteed.

PORTFOLIO COMPOSITION

Portfolio structure based on market value (b)

Portfolio structure reflecting equivalent exposure of derivative positions (i)

Commodity exposure reflecting equivalent exposure of derivative positions (c)(i)

Fixed income sectors (i)
High Grade Corporates	42.6%
Non-U.S. Government Bonds	7.6%
Asset-Backed Securities	4.6%
Mortgage-Backed Securities	3.2%
Emerging Markets Bonds	1.4%
U.S. Government Agencies	1.0%
Collateralized Debt Obligations	0.6%
Municipal Bonds	0.3%
U.S. Treasury Securities	0.2%
Commercial Mortgage-Backed Securities	0.2%
High Yield Corporates	0.1%

Portfolio Composition – continued

Composition including fixed income credit quality (a)(i)
AAA	13.3%
AA	7.1%
A	19.0%
BBB	17.8%
BB	0.2%
U.S. Government	2.5%
Federal Agencies	4.2%
Not Rated	(2.3)%
Non-Fixed Income	97.9%
Cash & Other	(59.7)%

(a)	For all securities other than those specifically described below, ratings are assigned to underlying securities utilizing ratings from Moody’s, Fitch, and Standard & Poor’s rating agencies and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). Securities rated BBB or higher are considered investment grade. All ratings are subject to change. Federal Agencies includes rated and unrated U.S. Agency fixed-income securities, U.S. Agency mortgage-backed securities, and collateralized mortgage obligations of U.S. Agency mortgage-backed securities. Not Rated includes fixed income securities, including fixed income futures contracts, which have not been rated by any rating agency. Non-Fixed Income includes equity securities (including convertible bonds and equity derivatives) and commodities. Cash & Other includes cash, other assets less liabilities, offsets to derivative positions, and short-term securities. The fund may not hold all of these instruments. The fund is not rated by these agencies.
(b)	For purposes of this presentation, components include the market value of securities, less any securities sold short, and the market value of derivative contracts and may, from time to time, be negative. The bond component will include any accrued interest amounts. Percentages are based on net assets as of 4/30/13. Where the fund holds convertible bonds, these are treated as part of the equity portion of the portfolio.
(c)	The portfolio obtains exposure to the commodities market by investing in commodity-linked notes. In order to minimize counterparty risk, the fund posts a portion of its assets as collateral to cover its obligations under these notes. While there is leverage embedded in these commodity-linked notes, which is reflected by the negative cash position, this leverage is fully collateralized with a portion of the fund’s assets invested in fixed income securities. For more information about commodity-linked notes and the risks of investing in such notes, please see the Notes to Financial Statements and the fund’s prospectus.

Portfolio Composition – continued

(i)	For purposes of this presentation, the components include the market value of securities, and reflect the impact of the equivalent exposure of derivative positions, if any. These amounts may be negative from time to time. The bond component will include any accrued interest amounts. Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than market value. Where the fund holds convertible bonds, these are treated as part of the equity portion of the portfolio.

Percentages are based on net assets as of 4/30/13.

The portfolio is actively managed and current holdings may be different.

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended April 30, 2013, Class A shares of the MFS Commodity Strategy Fund (“fund”) provided a total return of –4.38%, at net asset value. This compares with a return of –5.33% for the fund’s benchmark, the Dow Jones-UBS Commodity Index.

Market Environment

In the months prior to the beginning of the period, the market was characterized by a risk-on sentiment as a result of additional liquidity measures by the Federal Reserve Bank (“Fed”) and the European Central Bank (“ECB”) as well as a commensurate improvement in macroeconomic conditions.

By the beginning of the period, however, conditions worsened, driven by broadly weaker global macroeconomic indicators, as well as renewed concerns over the eurozone’s capacity and determination to address its ongoing crisis. Despite this deterioration, broad market sentiment remained relatively resilient as equity markets generally maintained gains and credit spreads did not indicate deterioration.

However, this renewed weakness in the fundamentals precipitated a further round of monetary easing by both the Fed (through a third round of quantitative easing) and the ECB (through a new bond purchase facility) in the middle of the period, which soon instilled additional confidence in risk markets. Nonetheless, towards the end of the calendar year, weaker equity earnings reports and declining forward guidance caused market sentiment to soften. In addition, year-end fiscal cliff negotiations between the Republicans in the U.S. Congress and President Obama were a particular source of market attention, where uncertainty surrounding the fiscal negotiations continued right up to the end-of-year deadline. A last minute political agreement averted the worst-case scenario and markets gravitated towards risk assets again, though the implementation of the U.S. budget sequester, combined with the uncertainty surrounding the Italian election results, inserted a greater degree of caution as the reporting period ended.

During the first few months of 2013, market sentiment improved markedly, as global macroeconomic indicators improved and fears of fiscal austerity in the U.S. waned. By the end of the period, however, global growth dynamics looked to be weakening again, though markets were generally unfazed, continuing their risk-on path, especially in light of continued easing by global central banks and the Bank of Japan in particular.

Factors affecting Performance

Over the reporting period, the fund outperformed the Dow Jones-UBS Commodity Index via allocations to a variety of commodity sectors. The fund invested in commodity-linked structured notes to achieve its sector exposures and employed quantitative analysis to derive sector allocation decisions.

The fund’s investment in debt securities contributed to relative performance over the reporting period. An overweight exposure to investment-grade bonds, primarily in the financial sector, had a positive impact on performance as these debt securities posted positive returns during the period. The portion of the fund’s return derived from yield,

Management Review – continued

which was greater than that of the benchmark, was a key contributor to relative performance. Additionally, the fund’s exposure to industrial metal commodities (includes aluminum, copper, nickel and zinc) supported relative performance.

The fund’s exposure to the precious metal commodities (includes gold, silver, and platinum) negatively impacted relative returns. Within the sector, trepidation over Cyprus selling gold to fund a portion of their bail-out costs and increased confidence in the U.S. economy, primarily due to stronger-than-expected retail sales, hindered relative performance late in the reporting period.

Respectfully,

James Calmas	Benjamin Nastou	Natalie Shapiro
Portfolio Manager	Portfolio Manager	Portfolio Manager

Note to Shareholders: Linda Zhang is no longer a co-manager of the fund.

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

PERFORMANCE SUMMARY THROUGH 4/30/13

The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of a Hypothetical $10,000 Investment (t)

Performance Summary – continued

Total Returns through 4/30/13

Average annual without sales charge

Share class	Class inception date	1-yr	Life (t)
A	6/02/10	(4.38)%	3.66%
I	6/02/10	(4.03)%	3.94%
R5	9/04/12	N/A	(8.44)%
Comparative benchmark
Dow Jones-UBS Commodity Index (f)		(5.33)%	2.70%
Average annual with sales charge
A With Initial Sales Charge (5.75%)		(9.88)%	1.58%

Class I and R5 shares do not have a sales charge.

(f)	Source: FactSet Research Systems Inc.
(t)	For the period from the class inception date through the stated period end. The comparative benchmark performance information provided for the “life” period is from the inception date of the Class A shares. (See Notes to Performance Summary.)

Benchmark Definition

Dow Jones-UBS Commodity Index – designed to be a highly liquid and diversified benchmark for the commodity futures market. The Index tracks trades on futures contracts for physical commodities, such as energy (petroleum, gas), precious metals (gold, silver), industrial metals (zinc, copper), grains (corn, wheat), livestock (live cattle/lean hogs), among others, and are traded in a variety of currencies.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date. As the fund’s share classes may have different inception dates, the life returns may represent different time periods and may not be comparable.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

EXPENSE TABLE

Fund expenses borne by the shareholders during the period,

November 1, 2012 through April 30, 2013

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period November 1, 2012 through April 30, 2013.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense Table – continued

Share Class		Annualized Expense Ratio	Beginning Account Value 11/01/12	Ending Account Value 4/30/13	Expenses Paid During Period (p) 11/01/12-4/30/13
A	Actual	1.07%	$1,000.00	$932.79	$5.13
	Hypothetical (h)	1.07%	$1,000.00	$1,019.49	$5.36
I	Actual	0.82%	$1,000.00	$935.22	$3.93
	Hypothetical (h)	0.82%	$1,000.00	$1,020.73	$4.11
R5	Actual	0.82%	$1,000.00	$934.27	$3.93
	Hypothetical (h)	0.82%	$1,000.00	$1,020.73	$4.11

(h)	5% class return per year before expenses.
(p)	Expenses paid are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year. Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

PORTFOLIO OF INVESTMENTS

4/30/13

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Bonds - 63.7%
Issuer	Shares/Par	Value ($)
Apparel Manufacturers - 0.2%
VF Corp., FRN, 1.038%, 2013	$860,000	$861,914

Asset-Backed & Securitized - 5.4%
Anthracite Ltd., “A”, CDO, FRN, 0.559%, 2019 (z)	$175,535	$173,867
ARI Fleet Lease Trust, “A”, FRN, 0.748%, 2020 (n)	895,059	897,759
ARI Fleet Lease Trust, “A”, FRN, 0.498%, 2021 (n)	919,911	917,723
Babson Ltd., CLO, “A1”, FRN, 0.526%, 2019 (z)	319,887	317,390
Capital Trust Realty Ltd., CDO, 5.16%, 2035 (n)	178,868	179,185
Cent CDO XI Ltd., “A1”, FRN, 0.535%, 2019 (z)	743,642	735,326
Chesapeake Funding LLC, “A”, FRN, 1.948%, 2021 (z)	75,002	75,264
Chesapeake Funding LLC, “A”, FRN, 0.95%, 2023 (z)	1,057,000	1,061,653
CNH Equipment Trust, “A2”, 0.45%, 2016	990,000	990,414
Credit Acceptance Auto Loan Trust, “A”, 2.2%, 2019 (z)	250,000	253,880
Ford Credit Auto Owner Trust, “A2”, 0.4%, 2015	990,000	990,210
Ford Credit Floorplan Master Owner Trust, “A”, FRN, 0.548%, 2016	790,000	791,431
Ford Credit Floorplan Master Owner Trust, “A2”, FRN, 0.798%, 2015	634,000	635,003
GE Equipment Transportation LLC, “A2”, 0.77%, 2014	240,118	240,331
Hertz Vehicle Financing LLC, 2010-1A, “A1”, 2.6%, 2015 (n)	740,000	749,459
HLSS Servicer Advance Receivables Trust, 2013-T1, “A1”, 0.898%, 2044 (n)	1,290,000	1,291,290
Home Loan Servicing Solutions Ltd., 1.34%, 2043 (n)	320,000	320,832
Hyundai Auto Lease Securitization Trust 2013, “A2”, 0.51%, 2015 (z)	1,200,000	1,200,655
Hyundai Auto Receivables Trust, “A3”, 1.16%, 2015	294,266	295,023
Mercedes Benz Master Owner Trust, FRN, 0.468%, 2016 (n)	1,200,000	1,200,000
Nissan Master Owner Trust Receivables 2013, “A”, FRN, 0.498%, 2018	1,300,000	1,300,000
Porsche Innovative Lease Owner Trust, 0.44%, 2015 (n)	458,665	458,871
Race Point CLO Ltd., “A1A”, FRN, 0.498%, 2021 (z)	1,100,000	1,083,180
Santander Drive Auto Receivable Trust, “A2”, 0.91%, 2015	225,657	225,992
Santander Drive Auto Receivable Trust, “A2”, 0.57%, 2015	934,795	935,276
Santander Drive Auto Receivable Trust, “A2”, 0.47%, 2016	580,000	580,071
Smart Trust, “A2B”, FRN, 0.748%, 2014 (n)	342,472	342,958
Smart Trust, “A2B”, FRN, 0.528%, 2015 (n)	840,000	840,525
Volvo Financial Equipment LLC, “A2”, 0.53%, 2015 (n)	2,550,000	2,551,652
Wachovia Bank Commercial Mortgage Trust, “A3”, FRN, 6.122%, 2051	634,146	656,073

		$22,291,293

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Automotive - 2.7%
American Honda Finance Corp., 1.6%, 2018 (n)	$388,000	$392,515
American Honda Finance Corp., 1.625%, 2013 (n)	700,000	703,487
American Honda Finance Corp., 1.85%, 2014 (n)	460,000	467,743
American Honda Finance Corp., 1%, 2015 (n)	810,000	814,717
American Honda Finance Corp., FRN, 0.518%, 2014 (n)	570,000	570,599
Daimler Finance North America LLC, 2.4%, 2017 (n)	520,000	538,265
Daimler Finance North America LLC, FRN, 0.879%, 2015 (n)	1,200,000	1,204,225
Daimler Finance North America LLC, FRN, 1.608%, 2013 (n)	490,000	490,877
Daimler Finance North America LLC, FRN, 1.48%, 2013 (n)	560,000	561,757
Daimler Finance North America LLC, FRN, 0.893%, 2014 (n)	640,000	641,403
Ford Motor Credit Co. LLC, 4.207%, 2016	360,000	384,484
Harley-Davidson Financial Services, 3.875%, 2016 (n)	570,000	611,864
Hyundai Capital America, 1.625%, 2015 (n)	710,000	711,069
RCI Banque S.A., FRN, 2.148%, 2014 (n)	750,000	753,371
Toyota Motor Credit Corp., 3.2%, 2015	600,000	632,701
Volkswagen International Finance N.V., FRN, 1.032%, 2014 (n)	1,100,000	1,103,572
Volkswagen International Finance N.V., FRN, 0.889%, 2014 (n)	500,000	502,086

		$11,084,735
Banks & Diversified Financials (Covered Bonds) - 1.8%
Australia & New Zealand Banking Group, FRN, 0.89%, 2015 (n)	$310,000	$312,656
Bank of Nova Scotia, 1.45%, 2013 (n)	620,000	621,674
BNP Paribas Home Loan, 2.2%, 2015 (n)	1,000,000	1,035,300
Commonwealth Bank of Australia, 0.75%, 2016 (n)	840,000	841,764
Credit Mutuel-CIC Home Loan, 1.5%, 2017 (n)	1,000,000	1,010,700
DnB Nor Boligkreditt AS, 2.1%, 2015 (n)	700,000	724,850
National Bank of Canada, 2.2%, 2016 (n)	1,060,000	1,113,848
Norddeutsche Landesbank, 0.875%, 2015 (n)	400,000	401,760
SpareBank 1 Boligkreditt A.S., 2.625%, 2016 (n)	750,000	791,400
Stadshypotek AB, FRN, 0.833%, 2013 (n)	800,000	801,586

		$7,655,538
Broadcasting - 0.4%
Vivendi S.A., 2.4%, 2015 (n)	$680,000	$692,798
WPP Finance, 8%, 2014	880,000	956,928

		$1,649,726
Brokerage & Asset Managers - 0.4%
BlackRock, Inc., 3.5%, 2014	$750,000	$786,847
BlackRock, Inc., 1.375%, 2015	500,000	508,604
Franklin Resources, Inc., 1.375%, 2017	182,000	183,599

		$1,479,050

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Cable TV - 0.7%
Comcast Corp., 5.3%, 2014	$600,000	$620,254
DIRECTV Holdings LLC, 4.75%, 2014	500,000	527,211
DIRECTV Holdings LLC, 2.4%, 2017	520,000	538,149
NBCUniversal Enterprise Co., FRN, 0.817%, 2016 (n)	870,000	873,744
NBCUniversal Media LLC, 2.1%, 2014	400,000	405,855

		$2,965,213
Chemicals - 0.2%
Potash Corp. of Saskatchewan, Inc., 5.25%, 2014	$720,000	$752,704

Computer Software - 0.2%
Adobe Systems, Inc., 3.25%, 2015	$700,000	$729,508

Computer Software - Systems - 0.2%
Apple, Inc., FRN, 0.523%, 2018	$910,000	$910,000

Conglomerates - 0.9%
ABB Finance (USA), Inc., 1.625%, 2017	$495,000	$503,064
ABB Treasury Center USA, Inc., 2.5%, 2016 (n)	843,000	879,165
General Electric Co., 0.85%, 2015	450,000	452,593
Ingersoll-Rand Global Holding Co. Ltd., 6%, 2013	320,000	324,964
Ingersoll-Rand Global Holding Co. Ltd., 9.5%, 2014	500,000	540,024
Pentair Finance S.A., 1.35%, 2015	650,000	652,284
United Technologies Corp., FRN, 0.787%, 2015	460,000	464,546

		$3,816,640
Consumer Products - 0.8%
Avon Products, Inc., 2.375%, 2016	$270,000	$275,776
LVMH Moet Hennessy Louis Vuitton S.A., 1.625%, 2017 (n)	530,000	538,427
Mattel, Inc. , 1.7%, 2018	226,000	228,559
Mattel, Inc., 2.5%, 2016	400,000	417,352
Newell Rubbermaid, Inc., 2%, 2015	600,000	609,860
Newell Rubbermaid, Inc., 2.05%, 2017	426,000	430,133
Phillips Electronics N.V., 7.25%, 2013	600,000	611,498

		$3,111,605
Consumer Services - 0.3%
eBay, Inc., 1.35%, 2017	$507,000	$514,111
Experian Finance PLC, 2.375%, 2017 (n)	462,000	472,343
Western Union Co., 2.375%, 2015	330,000	335,975

		$1,322,429
Defense Electronics - 0.2%
BAE Systems Holdings, Inc., 4.95%, 2014 (n)	$600,000	$624,802

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Electrical Equipment - 0.1%
Arrow Electronics, Inc., 3%, 2018	$240,000	$245,661

Electronics - 0.7%
Applied Materials, Inc., 2.65%, 2016	$750,000	$789,581
Broadcom Corp., 1.5%, 2013	600,000	603,075
Intel Corp., 1.35%, 2017	1,052,000	1,059,157
Tyco Electronics Group S.A., 1.6%, 2015	500,000	506,402

		$2,958,215
Emerging Market Quasi-Sovereign - 0.8%
Banco do Nordeste do Brasil (BNB), 3.625%, 2015 (n)	$101,000	$104,283
Corporacion Nacional del Cobre de Chile, 4.75%, 2014 (n)	580,000	609,325
Gaz Capital S.A., 4.95%, 2016 (n)	205,000	220,094
Korea Development Bank, 1%, 2016	710,000	701,301
Korea Gas Corp., 2.25%, 2017 (n)	440,000	445,720
Petrobras International Finance Co., 3.875%, 2016	735,000	771,904
Rosneft, 3.149%, 2017 (n)	394,000	397,920

		$3,250,547
Emerging Market Sovereign - 0.4%
Russian Federation, 3.25%, 2017 (n)	$800,000	$846,000
State of Qatar, 5.15%, 2014 (n)	600,000	624,600

		$1,470,600
Energy - Independent - 0.4%
Encana Corp., 5.9%, 2017	$585,000	$690,272
Encana Holdings Finance Corp., 5.8%, 2014	550,000	577,771
Hess Corp., 7%, 2014	503,000	526,789

		$1,794,832
Energy - Integrated - 1.6%
BG Energy Capital PLC, 2.875%, 2016 (n)	$970,000	$1,030,231
BP Capital Markets PLC, 3.125%, 2015	600,000	634,710
BP Capital Markets PLC, 0.7%, 2015	650,000	649,823
Cenovus Energy, Inc., 4.5%, 2014	500,000	525,014
Chevron Corp., 1.104%, 2017	567,000	569,642
Husky Energy, Inc., 5.9%, 2014	600,000	633,521
Petro-Canada Financial Partnership, 5%, 2014	580,000	618,144
Shell International Finance B.V., 1.125%, 2017	550,000	556,885
Total Capital Canada Ltd., FRN, 0.657%, 2016	160,000	160,953
Total Capital International S.A., 1.5%, 2017	600,000	610,495
TOTAL S.A., 3%, 2015	520,000	546,846

		$6,536,264

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Entertainment - 0.4%
Viacom, Inc., 1.25%, 2015	$800,000	$805,884
Walt Disney Co., 0.45%, 2015	800,000	799,979

		$1,605,863
Financial Institutions - 0.9%
General Electric Capital Corp., 1.875%, 2013	$540,000	$543,122
General Electric Capital Corp., 2.15%, 2015	1,000,000	1,025,731
General Electric Capital Corp., FRN, 1.13%, 2014	300,000	301,760
General Electric Capital Corp., FRN, 0.88%, 2015	410,000	413,514
General Electric Capital Corp., FRN, 0.88%, 2016	580,000	583,735
LeasePlan Corp. N.V., 3%, 2017 (n)	540,000	553,122
NYSE Euronext, 2%, 2017	486,000	498,924

		$3,919,908
Food & Beverages - 3.9%
Anheuser-Busch InBev S.A., 3.625%, 2015	$200,000	$211,586
Anheuser-Busch InBev S.A., 0.8%, 2016	520,000	522,251
Anheuser-Busch InBev S.A., 1.375%, 2017	890,000	901,924
Cadbury Schweppes U.S. Finance, 5.125%, 2013	700,000	711,601
Campbell Soup Co., FRN, 0.598%, 2014	730,000	731,721
Coca Cola Co., 0.75%, 2013	700,000	701,823
Coca-Cola Co., 1.15%, 2018	470,000	471,162
Conagra Foods, Inc., 5.875%, 2014	600,000	628,987
Conagra Foods, Inc., 1.3%, 2016	530,000	534,867
Diageo Capital PLC, 7.375%, 2014	430,000	450,462
Diageo Capital PLC, 1.5%, 2017	850,000	866,443
General Mills, Inc., 5.25%, 2013	600,000	608,296
General Mills, Inc., 5.2%, 2015	200,000	216,862
General Mills, Inc., FRN , 0.575%, 2016	430,000	430,233
H.J. Heinz Co., 5.35%, 2013	600,000	604,200
Heineken N.V., 0.8%, 2015 (n)	440,000	440,409
Ingredion, Inc., 3.2%, 2015	170,000	178,241
Ingredion, Inc., 1.8%, 2017	314,000	315,614
Kellogg Co., 4.45%, 2016	320,000	352,753
Kraft Foods Group, Inc. , 1.625%, 2015	920,000	935,650
Miller Brewing Co., 5.5%, 2013 (n)	600,000	608,570
Molson Coors Brewing Co., 2%, 2017	960,000	988,803
PepsiAmericas, Inc., 4.375%, 2014	700,000	721,788
PepsiCo, Inc., 2.5%, 2016	970,000	1,019,750
Pernod-Ricard S.A., 2.95%, 2017 (n)	800,000	841,943
SABMiller Holdings, Inc., 1.85%, 2015 (n)	420,000	428,068
SABMiller Holdings, Inc., 2.45%, 2017 (n)	600,000	628,438

		$16,052,445

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Food & Drug Stores - 0.3%
CVS Caremark Corp., 3.25%, 2015	$600,000	$630,196
Walgreen Co., 1%, 2015	650,000	654,068

		$1,284,264
Gaming & Lodging - 0.1%
Wyndham Worldwide Corp., 2.95%, 2017	$580,000	$597,068

Industrial - 0.1%
Cornell University, 4.35%, 2014	$465,000	$480,930

Insurance - 1.6%
Aflac, Inc., 3.45%, 2015	$700,000	$743,343
American International Group, Inc., 3.65%, 2014	280,000	285,884
American International Group, Inc., 3%, 2015	730,000	756,975
ING U.S., Inc., 2.9%, 2018 (n)	423,000	432,918
Lincoln National Corp., 4.3%, 2015	250,000	267,447
MassMutual Global Funding, FRN, 0.783%, 2013 (n)	600,000	601,336
MetLife Institutional Funding II LLC, FRN, 0.65%, 2015 (n)	480,000	480,512
MetLife, Inc., 1.756%, 2017	178,000	181,964
MetLife, Inc., FRN, 1.545%, 2013	1,390,000	1,394,341
New York Life Global Funding, 1.3%, 2015 (n)	1,450,000	1,469,243

		$6,613,963
Insurance - Health - 0.2%
Aetna, Inc., 1.5%, 2017	$100,000	$100,784
WellPoint, Inc., 5%, 2014	740,000	790,797
Wellpoint, Inc., 1.25%, 2015	20,000	20,176

		$911,757
Insurance - Property & Casualty - 0.8%
ACE Ltd., 2.6%, 2015	$550,000	$575,692
Aon Corp., 3.5%, 2015	600,000	634,702
AXIS Capital Holdings Ltd., 5.75%, 2014	800,000	857,223
Berkshire Hathaway, Inc., FRN, 0.99%, 2014	870,000	877,244
QBE Insurance Group Ltd., 2.4%, 2018 (z)	543,000	546,491

		$3,491,352
International Market Quasi-Sovereign - 4.4%
Achmea Hypotheekbank N.V., 3.2%, 2014 (n)	$304,000	$317,528
Caisse d’Amortissement de la Dette Sociale, 3.5%, 2014	1,200,000	1,243,795
Electricite de France PLC, 5.5%, 2014 (n)	750,000	776,693
Finance for Danish Industry A.S., FRN, 0.65%, 2013 (n)	1,500,000	1,500,735
FMS Wertmanagement, 0.625%, 2016	1,020,000	1,024,099
ING Bank N.V., 3.9%, 2014 (n)	1,250,000	1,289,193

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
International Market Quasi-Sovereign - continued
KfW Bankengruppe, 1.375%, 2013	$1,100,000	$1,102,200
KfW Bankengruppe, 3.5%, 2014	1,250,000	1,284,875
Kommunalbanken A.S., 1%, 2014 (n)	300,000	302,250
Kommunalbanken A.S., 0.375%, 2015 (z)	580,000	579,885
Kommunalbanken A.S., 1.75%, 2015 (n)	1,200,000	1,237,560
Kommunalbanken A.S., 1%, 2018 (n)	330,000	329,377
Kommunalbanken A.S., FRN, 0.405%, 2016 (n)	160,000	160,222
Kreditanstalt für Wiederaufbau, FRN, 0.249%, 2015	850,000	850,006
Municipality Finance PLC, 2.375%, 2016	1,180,000	1,241,978
N.V. Bank Nederlandse Gemeenten, 1.375%, 2018 (n)	1,150,000	1,164,835
Nederlandse Waterschapsbank N.V., 1.375%, 2014 (n)	700,000	707,706
Nederlandse Waterschapsbank N.V., 0.75%, 2016 (z)	230,000	230,343
Societe Financement de l’ Economie Francaise, 3.375%, 2014 (n)	1,400,000	1,443,092
Statoil A.S.A., 2.9%, 2014	700,000	725,680
Statoil A.S.A., 1.8%, 2016	350,000	363,145
Vestjysk Bank A/S, FRN, 0.83%, 2013 (n)	350,000	350,306

		$18,225,503
International Market Sovereign - 1.9%
Kingdom of Denmark, 0.375%, 2016 (z)	$1,070,000	$1,069,135
Kingdom of Sweden, 1%, 2018 (z)	1,100,000	1,112,100
Kommuninvest i Sverige AB, 0.5%, 2016 (z)	3,200,000	3,194,679
Republic of Finland, 1.25%, 2015 (n)	1,300,000	1,328,990
Republic of Iceland, 4.875%, 2016 (n)	1,037,000	1,104,405

		$7,809,309
Local Authorities - 0.7%
Province of Ontario, 4.5%, 2015	$1,000,000	$1,071,890
Province of Ontario, 1.1%, 2017	1,110,000	1,116,327
State of Illinois, 4.961%, 2016	620,000	676,116

		$2,864,333
Machinery & Tools - 0.1%
Caterpillar Financial Services Corp., 1.1%, 2015	$570,000	$577,266

Major Banks - 6.2%
ABN AMRO Bank N.V., 1.375%, 2016 (n)	$1,000,000	$1,001,742
ABN AMRO Bank N.V., FRN, 2.045%, 2014 (n)	800,000	808,488
ANZ National (International) Ltd., FRN, 1.28%, 2013 (n)	870,000	875,039
Bank of Montreal, 1.45%, 2018	3,010,000	3,014,566
Bank of Nova Scotia , FRN, 0.68%, 2016	1,420,000	1,423,639
Bank of Tokyo-Mitsubishi UFJ, 1.6%, 2013 (n)	700,000	702,445
BNP Paribas, FRN, 1.179%, 2014	680,000	682,685

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Major Banks - continued
Commonwealth Bank of Australia, 3.75%, 2014 (n)	$600,000	$628,217
DBS Bank Ltd., 2.35%, 2017 (n)	770,000	796,328
HSBC Bank PLC, 3.1%, 2016 (n)	310,000	329,771
HSBC USA, Inc., 2.375%, 2015	350,000	360,583
HSBC USA, Inc., 1.625%, 2018	170,000	171,129
ING Bank N.V., 3.75%, 2017 (n)	424,000	455,978
ING Bank N.V., FRN, 1.231%, 2016 (n)	540,000	539,701
ING Bank N.V., FRN, 1.597%, 2013 (n)	750,000	753,961
ING Bank N.V., FRN, 1.924%, 2015 (n)	560,000	570,114
KeyCorp, 3.75%, 2015	650,000	692,260
Macquarie Bank Ltd., 5%, 2017 (n)	1,076,000	1,199,544
National Australia Bank Ltd., 2%, 2015	770,000	790,074
PNC Bank N.A., FRN, 0.585%, 2016	560,000	560,946
Royal Bank of Scotland PLC, 2.55%, 2015	1,050,000	1,081,562
Royal Bank of Scotland PLC, FRN, 2.708%, 2013	600,000	603,129
Santander International Debt S.A., 2.991%, 2013 (n)	400,000	402,336
Santander U.S. Debt S.A.U., 3.724%, 2015 (z)	400,000	406,056
Standard Chartered PLC, 3.85%, 2015 (n)	420,000	443,264
Standard Chartered PLC, FRN, 1.242%, 2014 (n)	350,000	352,915
State Street Bank & Trust Co., FRN, 0.479%, 2015	678,000	672,792
Sumitomo Mitsui Banking Corp., 1.35%, 2015	740,000	749,525
Svenska Handelsbanken AB, FRN, 0.732%, 2016	1,290,000	1,290,010
Wells Fargo & Co., 3.75%, 2014	750,000	783,893
Wells Fargo & Co., 1.25%, 2015	840,000	850,072
Westpac Banking Corp., 0.95%, 2016	1,180,000	1,189,492
Westpac Banking Corp., 2%, 2017	400,000	415,385

		$25,597,641
Medical & Health Technology & Services - 1.4%
Baxter International, Inc., 1.85%, 2017	$390,000	$401,177
Becton, Dickinson & Co., 1.75%, 2016	300,000	308,401
Catholic Health Initiatives, 1.6%, 2017	400,000	405,653
Covidien International Finance S.A., 6%, 2017	401,000	481,690
Covidien International Finance S.A., 1.875%, 2013	330,000	330,561
Covidien International Finance S.A., 1.35%, 2015	650,000	658,528
Express Scripts Holding Co., 2.1%, 2015	1,100,000	1,123,362
McKesson Corp., 0.95%, 2015	740,000	743,574
McKesson Corp., 3.25%, 2016	470,000	502,020
Thermo Fisher Scientific, Inc., 2.25%, 2016	840,000	863,154

		$5,818,120
Metals & Mining - 0.9%
Anglo American Capital, 2.15%, 2013 (n)	$600,000	$602,940
Barrick Gold Corp., 2.5%, 2018 (z)	360,000	361,719

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Metals & Mining - continued
Freeport-McMoRan Copper & Gold, Inc., 2.15%, 2017	$580,000	$590,102
Freeport-McMoRan Copper & Gold, Inc., 2.375%, 2018 (n)	420,000	423,019
Rio Tinto Finance (USA) Ltd., 2.5%, 2016	1,530,000	1,601,153

		$3,578,933
Mortgage-Backed - 3.2%
Fannie Mae, 5.05%, 2016	$1,556,823	$1,690,849
Fannie Mae, 0.594%, 2015	1,820,000	1,821,351
Fannie Mae, 5.136%, 2016	547,220	598,322
Fannie Mae, 1.114%, 2017	870,000	881,243
Fannie Mae, 4.5%, 2024	1,651,293	1,771,885
Fannie Mae, 4%, 2025	159,725	174,503
Fannie Mae, 4.5%, 2025	670,970	719,971
Fannie Mae, TBA, 2.5%, 2028	750,000	784,219
Freddie Mac, 1.655%, 2016	228,564	235,312
Freddie Mac, 1.426%, 2017	272,000	278,033
Freddie Mac, 4%, 2025	940,608	998,986
Freddie Mac, 3.5%, 2026	1,188,545	1,257,620
Freddie Mac, TBA, 2.5%, 2028	2,042,000	2,131,656

		$13,343,950
Municipals - 0.3%
Florida Hurricane Catastrophe Fund Finance Corp. Rev, “A”, 1.298%, 2016	$1,400,000	$1,407,714

Natural Gas - Distribution - 0.2%
GDF Suez, 1.625%, 2017 (n)	$740,000	$751,411

Natural Gas - Pipeline - 0.4%
Energy Transfer Partners LP, 8.5%, 2014	$513,000	$549,329
Enterprise Products Operating LP, 3.7%, 2015	500,000	529,167
Kinder Morgan Energy Partners LP, 5.125%, 2014	580,000	618,234

		$1,696,730
Network & Telecom - 1.1%
AT&T, Inc., 0.8%, 2015	$1,430,000	$1,427,779
AT&T, Inc., 2.4%, 2016	160,000	166,910
AT&T, Inc., FRN, 0.677%, 2016	140,000	140,405
BellSouth Corp., 5.2%, 2014	390,000	414,041
France Telecom, 2.125%, 2015	700,000	717,544
Telecom Italia Capital, 5.25%, 2013	700,000	714,350
Verizon Communications, Inc., 0.7%, 2015	970,000	967,105

		$4,548,134

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Oil Services - 0.3%
Noble Corp., 5.875%, 2013	$780,000	$782,590
Noble Corp., 3.45%, 2015	260,000	271,903
Transocean, Inc., 2.5%, 2017	292,000	297,460

		$1,351,953
Oils - 0.1%
Phillips 66, 1.95%, 2015	$350,000	$357,583

Other Banks & Diversified Financials - 2.9%
American Express Centurion Bank, FRN, 0.743%, 2015	$500,000	$501,008
American Express Credit Corp., 2.8%, 2016	420,000	445,506
American Express Credit Corp., FRN, 1.38%, 2015	50,000	50,859
BB&T Corp., 2.05%, 2014	500,000	507,697
BB&T Corp., 1.45%, 2018	521,000	523,130
BBVA Senior Finance S.A. Unipersonal, FRN, 2.415%, 2014	400,000	402,021
Capital One Financial Corp., 2.15%, 2015	750,000	765,939
Capital One Financial Corp., FRN, 1.427%, 2014	580,000	585,862
Capital One Financial Corp., FRN, 0.935%, 2015	320,000	321,909
Danske Bank A/S, 3.75%, 2015 (n)	690,000	723,931
Groupe BPCE S.A., FRN, 1.525%, 2016	1,080,000	1,084,417
Intesa Sanpaolo S.p.A., 3.125%, 2016	640,000	639,768
Intesa Sanpaolo S.p.A., FRN, 2.688%, 2014 (n)	280,000	281,461
Lloyds TSB Bank PLC, 4.375%, 2015 (n)	1,000,000	1,056,270
Nordea Bank AB, 1.75%, 2013 (n)	700,000	704,248
Skandinaviska Enskilda, 1.75%, 2018 (z)	480,000	484,536
SunTrust Banks, Inc., 3.5%, 2017	598,000	641,980
Svenska Handelsbanken AB, 2.875%, 2017	566,000	601,828
Swedbank AB, 2.125%, 2017 (n)	862,000	882,356
The Bank of Tokyo-Mitsubishi UFJ Ltd., FRN, 0.738%, 2016 (n)	550,000	549,696
Union Bank, 3%, 2016	280,000	296,495

		$12,050,917
Personal Computers & Peripherals - 0.1%
Hewlett-Packard Co., 2.625%, 2014	$610,000	$623,623

Pharmaceuticals - 1.5%
AbbVie, Inc., FRN, 1.055%, 2015 (n)	$730,000	$739,458
Amgen, Inc., 2.3%, 2016	440,000	457,948
Bristol-Myers Squibb Co., 0.875%, 2017	1,087,000	1,082,353
Celgene Corp., 2.45%, 2015	532,000	551,791
Sanofi, 1.2%, 2014	170,000	172,002
Sanofi, 1.25%, 2018	1,400,000	1,406,159
Sanofi, FRN, 0.593%, 2014	500,000	501,451

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Pharmaceuticals - continued
Teva Pharmaceutical Finance III, 1.7%, 2014	$170,000	$171,888
Teva Pharmaceutical Finance III, FRN, 1.193%, 2013	600,000	602,545
Watson Pharmaceuticals, Inc., 1.875%, 2017	330,000	329,261

		$6,014,856
Printing & Publishing - 0.3%
Pearson PLC, 4%, 2016 (n)	$1,000,000	$1,079,942

Real Estate - 0.8%
ERP Operating, REIT, 5.125%, 2016	$925,000	$1,030,937
HCP, Inc., REIT, 2.7%, 2014	810,000	821,936
Health Care, Inc., REIT, 2.25%, 2018	264,000	269,276
Mack-Cali Realty LP, 2.5%, 2017	330,000	336,712
Simon Property Group, Inc., REIT, 6.1%, 2016	410,000	467,577
Simon Property Group, Inc., REIT, 1.5%, 2018 (n)	302,000	303,073

		$3,229,511
Retailers - 0.5%
AutoZone, Inc., 6.5%, 2014	$655,000	$681,184
Home Depot, Inc., 5.25%, 2013	660,000	680,239
Wesfarmers Ltd., 2.983%, 2016 (n)	300,000	315,963
Wesfarmers Ltd., 1.874%, 2018 (n)	421,000	427,189

		$2,104,575
Specialty Chemicals - 0.4%
Air Products & Chemicals, Inc., 2%, 2016	$174,000	$180,633
Airgas, Inc., 2.95%, 2016	700,000	737,183
Ecolab, Inc., 2.375%, 2014	380,000	390,024
Ecolab, Inc., 1%, 2015	430,000	431,434

		$1,739,274
Specialty Stores - 0.1%
Best Buy Co., Inc., 6.75%, 2013	$519,000	$525,488

Supermarkets - 0.3%
Tesco PLC, 2%, 2014 (n)	$540,000	$550,373
Woolworths Ltd., 2.55%, 2015 (n)	600,000	622,434

		$1,172,807
Supranational - 0.7%
Council of Europe, 4.5%, 2014	$200,000	$209,672
European Investment Bank, 1.25%, 2013	1,170,000	1,174,411
International Bank for Reconstruction and Development, 0.5%, 2016	1,500,000	1,504,509

		$2,888,592

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Telecommunications - Wireless - 0.7%
America Movil S.A.B. de C.V., 2.375%, 2016	$262,000	$272,174
American Tower Trust I, REIT, 1.551%, 2018 (n)	900,000	909,867
Crown Castle Towers LLC, 4.523%, 2015 (n)	625,000	662,524
Crown Castle Towers LLC, 3.214%, 2015 (n)	310,000	323,199
Vodafone Group PLC, 4.15%, 2014	630,000	654,535

		$2,822,299
Tobacco - 0.8%
Altria Group, Inc., 8.5%, 2013	$500,000	$520,713
B.A.T. International Finance PLC, 8.125%, 2013 (n)	500,000	519,478
B.A.T. International Finance PLC, 1.4%, 2015 (n)	620,000	627,806
Imperial Tobacco Finance PLC, 2.05%, 2018 (n)	371,000	376,105
Lorillard Tobacco Co., 3.5%, 2016	370,000	391,730
Reynolds American, Inc., 1.05%, 2015	430,000	430,517
Reynolds American, Inc., 7.625%, 2016	385,000	457,226

		$3,323,575
Transportation - Services - 0.4%
ERAC USA Finance Co., 2.75%, 2013 (n)	$660,000	$662,342
ERAC USA Finance Co., 2.25%, 2014 (n)	250,000	252,679
ERAC USA Finance Co., 1.4%, 2016 (n)	330,000	332,309
ERAC USA Finance Co., 2.75%, 2017 (n)	302,000	315,223

		$1,562,553
U.S. Government Agencies and Equivalents - 1.0%
Aid-Egypt, 4.45%, 2015	$1,270,000	$1,390,682
National Credit Union Administration, 1.4%, 2015	1,500,000	1,533,765
Small Business Administration, 2.25%, 2021	1,035,892	1,075,011

		$3,999,458
U.S. Treasury Obligations - 2.4%
U.S. Treasury Notes, 2.75%, 2013 (f)	$10,000,000	$10,132,030

Utilities - Electric Power - 2.9%
American Electric Power Co., Inc., 1.65%, 2017	$398,000	$401,931
Dominion Resources, Inc., 1.95%, 2016	880,000	908,145
DTE Energy Co., FRN, 0.987%, 2013	720,000	720,328
Duke Energy Corp., 6.3%, 2014	846,000	881,521
Duke Energy Corp., 1.625%, 2017	209,000	211,925
Enel Finance International S.A., 6.25%, 2017 (n)	750,000	845,610
Exelon Generation Co. LLC, 5.35%, 2014	600,000	619,920
Iberdrola Finance Ireland Ltd., 3.8%, 2014 (n)	804,000	829,704
NextEra Energy Capital Holdings, Inc., 1.611%, 2014	1,175,000	1,185,697
Northeast Utilities, FRN, 1.03%, 2013	1,300,000	1,303,318

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Utilities - Electric Power - continued
PG&E Corp., 5.75%, 2014	$600,000	$627,320
PPL WEM Holdings PLC, 3.9%, 2016 (n)	1,240,000	1,324,641
PSEG Power LLC, 2.75%, 2016	360,000	374,620
Southern Co., 2.375%, 2015	1,000,000	1,038,499
Virginia Electric and Power Co., 1.2%, 2018	700,000	703,900

		$11,977,079
Total Bonds (Identified Cost, $259,764,093)		$263,643,985

Commodity-Linked Structured Notes (n)(x) - 32.2%
Bank of America Corp. - DJUBSTR Linked, FRN, 0.199%, 2014	$2,500,000	$2,258,878
Bank of America Corp. - DJUBSF3 Linked, FRN, 0.202%, 2014	3,500,000	2,973,947
Bank of America Corp. - DJUBGRTR Linked, FRN, 0.199%, 2014	9,000,000	6,403,634
Barclays Bank PLC - DJUBEN3T Linked, FRN, 0.08%, 2013	2,000,000	2,758,808
Barclays Bank PLC - DJUBSIN Linked, FRN, 0.08%, 2013	4,500,000	3,372,651
Citigroup, Funding, Inc. - DJUBPRTR Linked, FRN, 0.009%, 2014	12,200,000	14,070,893
Credit Suisse Group AG - DJUBGRTR Linked, FRN, 0.05%, 2014	7,000,000	7,619,402
Credit Suisse Group AG - DJUBSTR Linked, FRN, 0.048%, 2014	13,500,000	11,199,749
Deutsche Bank AG London - DJUBEN3T Linked, FRN, 0.003%, 2014	3,000,000	2,914,725
Deutsche Bank AG London - DJUBEN3T Linked, FRN, 0%, 2014	5,000,000	5,933,417
Deutsche Bank AG London - DJUBGRTR Linked, FRN, 0%, 2014	3,000,000	2,758,023
Deutsche Bank AG London - DJUBSTR Linked, FRN, 0.003%, 2013	8,000,000	6,273,102
Goldman Sachs Group, Inc. - DJUBENTR Linked, FRN, 0%, 2013	3,500,000	3,680,616
Goldman Sachs Group, Inc. - DJUBENTR Linked, FRN, 0%, 2013	3,200,000	3,899,695
Goldman Sachs Group, Inc. - DJUBSF3T Linked, FRN, 0%, 2013	6,500,000	5,871,566
JPMorgan - DJUBEN3T Linked, FRN, 0.277%, 2013	6,000,000	8,802,386
JPMorgan - DJUBEN3T Linked, FRN, 0.183%, 2014	2,000,000	2,224,966
JPMorgan - DJUBSF2T Linked, FRN, 0.183%, 2014	5,950,000	5,452,890
JPMorgan - DJUBSOTR Linked, FRN, 0.187%, 2014	2,000,000	1,680,134
Morgan Stanley - DJUBGR3T Linked, FRN, 0.14%, 2013	4,700,000	6,024,499
Morgan Stanley - DJUBINTR Linked, FRN, 0.13%, 2014	3,000,000	1,884,332
Morgan Stanley - DJUBLITR Linked, FRN, 0.13%, 2014	3,000,000	3,207,171
Morgan Stanley - DJUBSF3T Linked, FRN, 0.14%, 2013	2,500,000	2,152,556
Morgan Stanley - DJUBSIN Linked, FRN, 0.14%, 2014	4,000,000	2,454,290
Morgan Stanley - DJUBSTR Linked, FRN, 0.14%, 2013	2,700,000	1,864,585
UBS AG - DJUBENTR Linked, FRN, 0.18%, 2013	5,800,000	8,734,012
UBS AG - DJUBGRTR Linked, FRN, 0.142%, 2014	2,500,000	2,385,861
UBS AG - DJUBIN3T Linked, FRN, 0.084%, 2013	1,500,000	1,027,876
UBS AG - DJUBSF2T Linked, FRN, 0.137%, 2014	4,000,000	3,307,997
Total Commodity-Linked Structured Notes (Identified Cost, $136,050,000)		$133,192,661

Portfolio of Investments – continued

Money Market Funds - 5.5%
Issuer	Shares/Par	Value ($)
MFS Institutional Money Market Portfolio, 0.13%, at Cost and Net Asset Value (v)	22,744,992	$22,744,992
Total Investments (Identified Cost, $418,559,085)		$419,581,638

Other Assets, Less Liabilities - (1.4)%		(5,786,757)
Net Assets - 100.0%		$413,794,881

(f)	All or a portion of the security has been segregated as collateral for open futures contracts.
(n)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate value of these securities was $215,378,000 representing 52.1% of net assets.
(v)	Underlying affiliated fund that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.
(x)	Commodity-linked notes typically provide for interest and principal payments based on the value of a commodity indicator, such as a commodity, a commodity future or option contract, a commodity index, or some other indicator that reflects the value of a particular commodity or commodity market or the difference between one or more commodity or commodity markets. Commodity-linked notes have characteristics of instruments indirectly linked to the price of commodities and are subject to basis risk, the risk that there can be deviations in performance between the physical commodity market and the futures price, and counter party risk. Commodity-linked notes can be highly volatile and less liquid than other types of investments. These structured notes take into consideration a leverage factor of 300% on the return of the commodity indicator at the time the note is purchased, in order to limit counterparty exposure.
(z)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. The fund holds the following restricted securities:

Restricted Securities	Acquisition Date	Cost	Value
Anthracite Ltd., “A”, CDO, FRN, 0.559%, 2019	5/11/11	$163,940	$173,867
Babson Ltd., CLO, “A1”, FRN, 0.526%, 2019	3/13/13	316,355	317,390
Barrick Gold Corp., 2.5%, 2018	4/29/13	359,514	361,719
Cent CDO XI Ltd., “A1”, FRN, 0.535%, 2019	4/3/13	734,443	735,326
Chesapeake Funding LLC, “A”, FRN, 1.948%, 2021	8/9/12	75,727	75,264
Chesapeake Funding LLC, “A”, FRN, 0.95%, 2023	5/10/12	1,057,000	1,061,653
Credit Acceptance Auto Loan Trust, “A”, 2.2%, 2019	3/22/12	249,975	253,880
Hyundai Auto Lease Securitization Trust 2013, “A2”, 0.51%, 2015	2/27/13	1,199,965	1,200,655
Kingdom of Denmark, 0.375%, 2016	4/17/13	1,067,723	1,069,135
Kingdom of Sweden, 1%, 2018	2/20/13	1,097,726	1,112,100
Kommunalbanken A.S., 0.375%, 2015	4/3/13	579,549	579,885

Portfolio of Investments – continued

Restricted Securities - continued	Acquisition Date	Cost	Value
Kommuninvest i Sverige AB, 0.5%, 2016	4/16/13	$3,189,736	$3,194,679
Nederlandse Waterschapsbank N.V., 0.75%, 2016	3/19/13	229,829	230,343
QBE Insurance Group Ltd., 2.4%, 2018	4/24/13	542,006	546,491
Race Point CLO Ltd., “A1A”, FRN, 0.498%, 2021	4/8/13	1,083,607	1,083,180
Santander U.S. Debt S.A.U., 3.724%, 2015	3/19/13	405,638	406,056
Skandinaviska Enskilda, 1.75%, 2018	3/13/13	477,302	484,536
Total Restricted Securities			$12,886,159
% of Net assets			3.1%

The following abbreviations are used in this report and are defined:

CDO	Collateralized Debt Obligation
CLO	Collateralized Loan Obligation
DJUBEN3T	Dow Jones-UBS Energy Sub-Index 3 Month Forward Total Return, this index is composed of longer-dated futures contracts on crude oil, heating oil, natural gas and unleaded gasoline.
DJUBENTR	Dow Jones-UBS Energy Sub-Index Total Return, this index is composed of futures contracts on crude oil, heating oil, unleaded gasoline and natural gas.
DJUBGR3T	Dow Jones-UBS Grains Sub-Index 3 Month Forward Total Return, this index is composed of longer-dated futures contracts on corn, soybeans and wheat.
DJUBGRTR	Dow Jones-UBS Grains Sub-Index Total Return, this index is composed of futures contracts on corn, soybeans and wheat.
DJUBIN3T	Dow Jones-UBS Industrial Metals Sub-Index 3 Month Forward Total Return, this index is composed of longer-dated futures contracts on aluminum, copper, nickel and zinc.
DJUBINTR	Dow Jones-UBS Industrial Metals Sub-Index Total Return, this index is composed of futures contracts on aluminum, copper, nickel and zinc.
DJUBLITR	Dow Jones-UBS Livestock Sub-Index Total Return, this index is composed of futures contracts on live cattle and lean hogs.
DJUBPRTR	Dow Jones-UBS Precious Metals Total Return Index, this index is composed of futures contracts on gold and silver.
DJUBSF2T	Dow Jones-UBS Commodity Index 2 Month Forward Total Return, this index is composed of longer-dated futures contracts on 19 physical commodities.
DJUBSF3	Dow Jones-UBS Commodity Index 3 Month Forward, this index is composed of longer-dated futures contracts on aluminum, copper, nickel and zinc. It reflects the return of underlying commodity futures price movements only. It is quoted in USD.
DJUBSF3T	Dow Jones-UBS Commodity Index 3 Month Forward Total Return, this index is composed of longer-dated futures contracts on 19 physical commodities.
DJUBSIN	Dow Jones-UBS Industrial Metals Sub-Index, is composed of futures contracts on aluminum, copper, nickel and zinc. It reflects the return of underlying commodity futures price movements only. It is quoted in USD.
DJUBSOTR	Dow Jones-UBS Softs Sub-Index Total Return, this index is composed of futures contracts on coffee, cotton and sugar.
DJUBSTR	Dow Jones-UBS Commodity Index Total Return, this index is composed of futures contracts on nineteen physical commodities.
FRN	Floating Rate Note. Interest rate resets periodically and may not be the rate reported at period end.

Portfolio of Investments – continued

PLC	Public Limited Company
REIT	Real Estate Investment Trust
TBA	To Be Announced

Derivative Contracts at 4/30/13

Futures Contracts Outstanding at 4/30/13

Description	Currency	Contracts	Value	Expiration Date	Unrealized Appreciation (Depreciation)
Liability Derivatives
Interest Rate Futures
U.S. Treasury Note 5 yr (Short)	USD	75	$9,348,047	June - 2013	$(48,908)

At April 30, 2013, the fund had liquid securities with an aggregate value of $44,581 to cover any commitments for certain derivative contracts.

See Notes to Financial Statements

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 4/30/13

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments-
Non-affiliated issuers, at value (identified cost, $395,814,093)	$396,836,646
Underlying affiliated funds, at cost and value	22,744,992
Total investments, at value (identified cost, $418,559,085)	$419,581,638
Cash	1,825,568
Receivables for
Daily variation margin on open futures contracts	586
Fund shares sold	588,321
Interest	1,383,179
Other assets	1,922
Total assets	$423,381,214
Liabilities
Payables for
Investments purchased	$4,197,698
TBA purchase commitments	2,871,935
Fund shares reacquired	2,396,295
Payable to affiliates
Investment adviser	17,116
Shareholder servicing costs	38
Distribution and service fees	2
Payable for independent Trustees’ compensation	12
Accrued expenses and other liabilities	103,237
Total liabilities	$9,586,333
Net assets	$413,794,881
Net assets consist of
Paid-in capital	$447,876,151
Unrealized appreciation (depreciation) on investments	973,645
Accumulated net realized gain (loss) on investments	(35,968,961)
Undistributed net investment income	914,046
Net assets	$413,794,881
Shares of beneficial interest outstanding	45,472,602

	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$111,067	12,216	$9.09
Class I	91,541	10,064	9.10
Class R5	413,592,273	45,450,322	9.10

(a)	Maximum offering price per share was equal to the net asset value per share for all share classes, except for Class A, for which the maximum offering price per share was $9.64 [100 / 94.25 x $9.09]. Redemption price per share was equal to the net asset value per share for Classes I and R5.

See Notes to Financial Statements

Financial Statements

STATEMENT OF OPERATIONS

Year ended 4/30/13

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Net investment income
Income
Interest	$4,105,169
Dividends from underlying affiliated funds	26,500
Total investment income	$4,131,669
Expenses
Management fee	$2,604,113
Distribution and service fees	289
Shareholder servicing costs	240
Administrative services fee	56,874
Independent Trustees’ compensation	10,375
Custodian fee	40,938
Shareholder communications	9,651
Audit and tax fees	63,261
Legal fees	5,430
Miscellaneous	53,460
Total expenses	$2,844,631
Fees paid indirectly	(442)
Reduction of expenses by investment adviser	(1,249)
Net expenses	$2,842,940
Net investment income	$1,288,729
Realized and unrealized gain (loss) on investments
Realized gain (loss) (identified cost basis)
Investments	$(6,777,470)
Futures contracts	(76,238)
Net realized gain (loss) on investments	$(6,853,708)
Change in unrealized appreciation (depreciation)
Investments	$(10,581,099)
Futures contracts	(9,369)
Net unrealized gain (loss) on investments	$(10,590,468)
Net realized and unrealized gain (loss) on investments	$(17,444,176)
Change in net assets from operations	$(16,155,447)

See Notes to Financial Statements

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Years ended 4/30
	2013	2012
Change in net assets
From operations
Net investment income	$1,288,729	$1,038,156
Net realized gain (loss) on investments	(6,853,708)	(614,767)
Net unrealized gain (loss) on investments	(10,590,468)	(59,112,065)
Change in net assets from operations	$(16,155,447)	$(58,688,676)
Distributions declared to shareholders
From net investment income	$(3,125,131)	$(2,600,025)
From net realized gain on investments	—	(43,120,293)
Total distributions declared to shareholders	$(3,125,131)	$(45,720,318)
Change in net assets from fund share transactions	$108,427,742	$142,398,072
Total change in net assets	$89,147,164	$37,989,078
Net assets
At beginning of period	324,647,717	286,658,639
At end of period (including undistributed net investment income of $914,046 and $1,013,948, respectively)	$413,794,881	$324,647,717

See Notes to Financial Statements

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years (or life of a particular share class, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Class A	Years ended 4/30
	2013	2012	2011 (c)
Net asset value, beginning of period	$9.57	$14.49	$10.00
Income (loss) from investment operations
Net investment income (loss) (d)	$0.01	$0.01	$(0.02)
Net realized and unrealized gain (loss) on investments and foreign currency	(0.43)	(2.99)	4.53
Total from investment operations	$(0.42)	$(2.98)	$4.51
Less distributions declared to shareholders
From net investment income	$(0.06)	$(0.08)	$(0.02)
From net realized gain on investments	—	(1.86)	—
Total distributions declared to shareholders	$(0.06)	$(1.94)	$(0.02)
Net asset value, end of period (x)	$9.09	$9.57	$14.49
Total return (%) (r)(s)(t)(x)	(4.38)	(19.96)	45.09	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.07	1.08	1.06	(a)
Expenses after expense reductions (f)	1.07	1.08	1.06	(a)
Net investment income (loss)	0.13	0.11	(0.18	)(a)
Portfolio turnover	54	70	30
Net assets at end of period (000 omitted)	$111	$116	$145

See Notes to Financial Statements

Financial Highlights – continued

Class I	Years ended 4/30
	2013	2012	2011 (c)
Net asset value, beginning of period	$9.57	$14.50	$10.00
Income (loss) from investment operations
Net investment income (d)	$0.05	$0.04	$0.01
Net realized and unrealized gain (loss) on investments and foreign currency	(0.43)	(3.00)	4.52
Total from investment operations	$(0.38)	$(2.96)	$4.53
Less distributions declared to shareholders
From net investment income	$(0.09)	$(0.11)	$(0.03)
From net realized gain on investments	—	(1.86)	—
Total distributions declared to shareholders	$(0.09)	$(1.97)	$(0.03)
Net asset value, end of period (x)	$9.10	$9.57	$14.50
Total return (%) (r)(s)(x)	(4.03)	(19.78)	45.38	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.81	0.83	0.82	(a)
Expenses after expense reductions (f)	0.81	0.83	0.82	(a)
Net investment income	0.50	0.37	0.06	(a)
Portfolio turnover	54	70	30
Net assets at end of period (000 omitted)	$92	$324,532	$286,514

Class R5	Period ended 4/30/13 (i)
Net asset value, beginning of period	$10.03
Income (loss) from investment operations
Net investment income (d)	$0.02
Net realized and unrealized gain (loss) on investments and foreign currency	(0.86	)(g)
Total from investment operations	$(0.84)
Less distributions declared to shareholders
From net investment income	$(0.09)
Net asset value, end of period (x)	$9.10
Total return (%) (r)(s)(x)	(8.44	)(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.82	(a)
Expenses after expense reductions (f)	0.82	(a)
Net investment income	0.31	(a)
Portfolio turnover	54
Net assets at end of period (000 omitted)	$413,592

See Notes to Financial Statements

Financial Highlights – continued

(a)	Annualized.
(c)	For the period from the commencement of the fund’s investment operations, June 2, 2010, through the stated period end.
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(g)	The per share amount varies from the net realized and unrealized gain/loss for the period because of the timing of sales and fund shares and the per share amount of realized and unrealized gains and losses at such time.
(i)	For the period from the class’ inception, September 4, 2012, through the stated period end.
(n)	Not annualized.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(x)	The net asset values per share and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization

MFS Commodity Strategy Fund (the fund) is a series of MFS Series Trust XV (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests in commodity-linked structured notes as part of its principal investment strategy. These structured notes are subject to prepayment, basis and counterparty risks. The fund invests in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment.

In this reporting period the fund adopted Financial Accounting Standards Board (FASB) Accounting Standards Update 2011-04, Fair Value Measurement (Topic 820) – Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs (“ASU 2011-04”). ASU 2011-04 seeks to improve the comparability of fair value measurements as presented and disclosed in financial statements prepared in accordance with U.S. GAAP and International Financial Reporting Standards (IFRS) by providing common requirements for fair value measurement and disclosure.

In January 2013, the FASB issued Accounting Standards Update 2013-01 (“ASU 2013-01”) entitled Balance Sheet (Topic 210) – Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities which is intended to clarify the scope of Accounting Standards Update 2011-11 (“ASU 2011-11”), Balance Sheet (Topic 210) – Disclosures about Offsetting Assets and Liabilities. Consistent with the effective date for ASU 2011-11, ASU 2013-01 is effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. ASU 2013-01 limits the scope of ASU 2011-11’s disclosure requirements on offsetting to financial assets and financial liabilities related to derivatives, repurchase and reverse repurchase agreements, and securities lending and securities borrowing transactions. Although still evaluating the potential impact of these two ASUs to the fund, management expects that the impact of the fund’s adoption will be limited to additional financial statement disclosures.

Investment Valuations – Debt instruments and floating rate loans (other than short-term instruments), including restricted debt instruments, are generally valued at an evaluated or composite bid as provided by a third-party pricing service. Short-term

Notes to Financial Statements – continued

instruments with a maturity at issuance of 60 days or less generally are valued at amortized cost, which approximates market value. Futures contracts are generally valued at last posted settlement price as provided by a third-party pricing service on the market on which they are primarily traded. Futures contracts for which there were no trades that day for a particular position are generally valued at the closing bid quotation as provided by a third-party pricing service on the market on which such futures contracts are primarily traded. Open-end investment companies are generally valued at net asset value per share. Securities and other assets, including commodity-linked structured notes, generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of

Notes to Financial Statements – continued

input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. Other financial instruments are derivative instruments not reflected in total investments, such as futures contracts. The following is a summary of the levels used as of April 30, 2013 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
U.S. Treasury Bonds & U.S. Government Agency & Equivalents	$—	$14,131,488	$—	$14,131,488
Non-U.S. Sovereign Debt	—	33,644,549	—	33,644,549
Municipal Bonds	—	1,407,714	—	1,407,714
U.S. Corporate Bonds	—	96,101,816	—	96,101,816
Residential Mortgage-Backed Securities	—	13,343,950	—	13,343,950
Commercial Mortgage-Backed Securities	—	656,073	—	656,073
Asset-Backed Securities (including CDOs)	—	21,635,233	—	21,635,233
Foreign Bonds	—	82,723,162	—	82,723,162
Commodity-Linked Structured Notes	—	133,192,661	—	133,192,661
Mutual Funds	22,744,992	—	—	22,744,992
Total Investments	$22,744,992	$396,836,646	$—	$419,581,638

Other Financial Instruments
Futures Contracts	$(48,908)	$—	$—	$(48,908)

For further information regarding security characteristics, see the Portfolio of Investments.

Derivatives – The fund uses derivatives for different purposes, primarily to increase or decrease exposure to a particular market or segment of the market, or security, to increase or decrease interest rate or currency exposure, or as alternatives to direct investments. Derivatives are used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.

The derivative instruments used by the fund were futures contracts. The fund’s period end derivatives, as presented in the Portfolio of Investments and the associated Derivative Contract tables, generally are indicative of the volume of its derivative activity during the period.

Notes to Financial Statements – continued

The following table presents, by major type of derivative contract, the fair value, on a gross basis, of the asset and liability components of derivatives held by the fund at April 30, 2013 as reported in the Statement of Assets and Liabilities:

		Fair Value (a)
Risk	Derivative Contracts	Asset Derivatives	Liability Derivatives
Interest Rate	Interest Rate Futures	$—	$(48,908)

(a)	The value of futures contracts outstanding includes cumulative appreciation (depreciation) as reported in the fund’s Portfolio of Investments. Only the current day variation margin for futures contracts is separately reported within the fund’s Statement of Assets and Liabilities.

The following table presents, by major type of derivative contract, the realized gain (loss) on derivatives held by the fund for the year ended April 30, 2013 as reported in the Statement of Operations:

Risk	Futures Contracts
Interest Rate	$(76,238)

The following table presents, by major type of derivative contract, the change in unrealized appreciation (depreciation) on derivatives held by the fund for the year ended April 30, 2013 as reported in the Statement of Operations:

Risk	Futures Contracts
Interest Rate	$(9,369)

Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain over-the-counter derivatives, the fund attempts to reduce its exposure to counterparty credit risk whenever possible by entering into an International Swaps and Derivatives Association (ISDA) Master Agreement on a bilateral basis with each of the counterparties with whom it undertakes a significant volume of transactions. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the fund the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the fund’s credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearing house for exchange traded derivatives (i.e., futures contracts and exchange-traded options) while collateral terms are contract specific for over-the-counter traded derivatives (i.e., forward foreign currency exchange contracts, swap agreements and over-the-counter options). For derivatives traded under an ISDA Master Agreement, the collateral requirements are netted across all

Notes to Financial Statements – continued

transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. Cash collateral that has been segregated to cover obligations of the fund under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities as restricted cash. Securities collateral pledged for the same purpose, if any, is noted in the Portfolio of Investments.

Futures Contracts – The fund entered into futures contracts which may be used to hedge against or obtain broad market exposure, interest rate exposure, currency exposure, or to manage duration. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the fund is required to deposit with the broker, either in cash or securities, an initial margin in an amount equal to a certain percentage of the notional amount of the contract. Subsequent payments (variation margin) are made or received by the fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gain or loss by the fund until the contract is closed or expires at which point the gain or loss on futures contracts is realized.

The fund bears the risk of interest rates, exchange rates or securities prices moving unexpectedly, in which case, the fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. While futures contracts may present less counterparty risk to the fund since the contracts are exchange traded and the exchange’s clearinghouse guarantees payments to the broker, there is still counterparty credit risk due to the insolvency of the broker. The fund’s maximum risk of loss due to counterparty credit risk is equal to the margin posted by the fund to the broker plus any gains or minus any losses on the outstanding futures contracts.

Commodity-Linked Structured Notes – The fund invests in commodity-linked structured notes to provide exposure to the investment returns of the commodities markets without investing directly in commodities. The fund will not invest directly in commodities. A structured note is a type of debt instrument in which an issuer borrows money from the investor, in this case the fund, and pays back the principal adjusted for performance of the underlying index less a fee. The structured notes may be leveraged, increasing the volatility of each note’s value relative to the change in the underlying linked financial element. The value of these notes will rise and fall in response to changes in the underlying commodity or related index or investment. These notes are subject to prepayment, basis, and counterparty risk. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The fund may obtain only a limited recovery or may obtain no recovery in such circumstances. There is additional risk that the issuer or counterparty may be unable or unwilling to make timely payments of interest or principal. To partially mitigate this risk, MFS typically enters into these transactions with counterparties whose credit rating is investment grade. The structured notes have an automatic redemption feature if the underlying index declines from the entrance date by the amount specified in the agreement. The fund has the option to request prepayment from the issuer at any time. The issuer of the structured note may, under certain circumstances, call back the securities on a date earlier than the maturity date. The net cash payments exchanged, which might require calculation by the issuer or its

Notes to Financial Statements – continued

affiliates, are recorded as a realized gain or loss on investments in the Statement of Operations. The value of the structured note, which is adjusted daily, is recorded in the Statement of Assets and Liabilities. The daily change in value is recorded as unrealized appreciation or depreciation on investments in the Statement of Operations. The fund records a realized gain or loss when a structured note is sold or matures.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. Interest payments received in additional securities are recorded on the ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

The fund purchased or sold debt securities on a when-issued or delayed delivery basis, or in a “To Be Announced” (TBA) or “forward commitment” transaction with delivery or payment to occur at a later date beyond the normal settlement period. TBA securities resulting from these transactions are included in the Portfolio of Investments. At the time a fund enters into a commitment to purchase or sell a security, the transaction is recorded and the value of the security acquired is reflected in the fund’s net asset value. The price of such security and the date that the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. TBA purchase commitments are held at carrying amount, which approximates fair value and are categorized as Level 2 within the fair value hierarchy disclosure. No interest accrues to the fund until payment takes place. At the time that a fund enters into this type of transaction, the fund is required to have sufficient cash and/or liquid securities to cover its commitments. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract’s terms, or if the issuer does not issue the securities due to political, economic or other factors. Additionally, losses may arise due to declines in the value of the securities prior to settlement date.

Notes to Financial Statements – continued

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount, for the year ended April 30, 2013, is shown as a reduction of total expenses in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to amortization and accretion of debt securities.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	4/30/13	4/30/12
Ordinary income (including any short-term capital gains)	$3,125,131	$23,420,209
Long-term capital gains	—	22,300,109
Total distributions	$3,125,131	$45,720,318

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 4/30/13
Cost of investments	$421,255,782
Gross appreciation	15,844,401
Gross depreciation	(17,518,545)
Net unrealized appreciation (depreciation)	$(1,674,144)
Undistributed ordinary income	914,046
Capital loss carryforwards	(24,033,718)
Post-October capital loss deferral	(9,287,454)

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized for fund fiscal years beginning after April 30, 2011 may be

Notes to Financial Statements – continued

carried forward indefinitely, and their character is retained as short-term and/or long-term losses (“post-enactment losses”). Previously, net capital losses were carried forward for eight years and treated as short-term losses (“pre-enactment losses”). As a transition rule, the Act requires that all post-enactment net capital losses be used before pre-enactment net capital losses.

As of April 30, 2013, the fund had capital loss carryforwards available to offset future realized gains. Such post-enactment losses are characterized as follows:

Short-Term	$(24,033,718)
Long-Term	—
Total	$(24,033,718)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income		From net realized gain on investments
	Year ended 4/30/13 (i)	Year ended 4/30/12	Year ended 4/30/13 (i)	Year ended 4/30/12
Class A	$770	$797	$—	$18,640
Class I	874	2,599,228	—	43,101,653
Class R5	3,123,487	—	—	—
Total	$3,125,131	$2,600,025	$—	$43,120,293

(i)	For Class R5, the period is from inception, September 4, 2012, through the stated period end.

(3) Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at an annual rate of 0.75% of the fund’s average daily net assets.

The investment adviser has agreed in writing to reduce its management fee to 0.70% of average daily net assets in excess of $1 billion. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until August 31, 2013. For the year ended April 30, 2013, the fund’s average daily net assets did not exceed $1 billion and therefore, the management fee was not reduced. Effective April 1, 2013, MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees. For the year ended April 30, 2013, this management fee reduction amounted to $179, which is shown as a reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended April 30, 2013 was equivalent to an annual effective rate of 0.75% of the fund’s average daily net assets.

Notes to Financial Statements – continued

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $0 for the year ended April 30, 2013, as its portion of the initial sales charge on sales of Class A shares of the fund. Class A was not available for sale during the year ended April 30, 2013.

The Board of Trustees has adopted a distribution plan for certain class shares pursuant to Rule 12b-1 of the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Distribution Plan Fee Table:

	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.25%	$289

(d)	In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’s average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period.
(e)	The annual effective rates represent actual fees incurred under the distribution plan for the year ended April 30, 2013 based on each class’s average daily net assets.

Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 18 months of purchase for shares purchased on or after August 1, 2012, and within 24 months of purchase for shares purchased prior to August 1, 2012. There were no contingent defered sales charges imposed during the year ended April 30, 2013.

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, provides transfer agent and recordkeeping functions in connection with the issuance, transfer, and redemption of shares of the fund under a Shareholder Servicing Agent Agreement. MFSC is not paid a fee for providing these services. MFSC may receive payment from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. Class R5 shares do not incur sub-accounting fees. For the year ended April 30, 2013, out-of-pocket expenses amounted to $240. The fund may also pay shareholder servicing related costs to non-related parties.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended April 30, 2013 was equivalent to an annual effective rate of 0.0164% of the fund’s average daily net assets.

Notes to Financial Statements – continued

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Other – This fund and certain other funds managed by MFS (the funds) have entered into services agreements (the Agreements) which provide for payment of fees by the funds to Tarantino LLC and Griffin Compliance LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) and Assistant ICCO, respectively, for the funds. The ICCO and Assistant ICCO are officers of the funds and the sole members of Tarantino LLC and Griffin Compliance LLC, respectively. The funds can terminate the Agreements with Tarantino LLC and Griffin Compliance LLC at any time under the terms of the Agreements. For the year ended April 30, 2013, the aggregate fees paid by the fund to Tarantino LLC and Griffin Compliance LLC were $2,571 and are included in “Miscellaneous” expense in the Statement of Operations. MFS has agreed to reimburse the fund for a portion of the payments made by the fund in the amount of $1,070, which is shown as a reduction of total expenses in the Statement of Operations. Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO and Assistant ICCO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. Income earned on this investment is included in “Dividends from underlying affiliated funds” in the Statement of Operations. This money market fund does not pay a management fee to MFS.

On August 31, 2012, MFS purchased 9,970 shares of Class R5 for an aggregate amount of $100,000. At April 30, 2013, MFS held 100% of the outstanding shares of Class A and Class I.

(4) Portfolio Securities

Purchases and sales of investments, other than short-term obligations, were as follows:

	Purchases	Sales
U.S. Government securities	$20,974,477	$33,388,493
Investments (non-U.S. Government securities)	$262,882,635	$147,407,597

Notes to Financial Statements – continued

(5) Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 4/30/13 (i)		Year ended 4/30/12
	Shares	Amount	Shares	Amount
Shares sold
Class I	1,811,410	$16,561,122	10,601,148	$115,310,002
Class R5	46,425,822	461,257,689	—	—
	48,237,232	$477,818,811	10,601,148	$115,310,002

Shares issued to shareholders in reinvestment of distributions
Class A	81	$726	2,122	$19,437
Class I	92	874	4,989,179	45,700,881
Class R5	328,442	3,123,487	—	—
	328,615	$3,125,087	4,991,301	$45,720,318

Shares reacquired
Class I	(35,711,580)	(359,783,340)	(1,439,840)	(18,632,248)
Class R5	(1,303,942)	(12,732,816)	—	—
	(37,015,522)	$(372,516,156)	(1,439,840)	$(18,632,248)

Net change
Class A	81	$726	2,122	$19,437
Class I	(33,900,078)	(343,221,344)	14,150,487	142,378,635
Class R5	45,450,322	451,648,360	—	—
	11,550,325	$108,427,742	14,152,609	$142,398,072

(i)	For Class R5, the period is from inception, September 4, 2012, through the stated period end.

On September 7, 2012, certain Class I shares were automatically converted to Class R5 shares. Shareholders of certain Class I shares became shareholders of Class R5 and received Class R5 shares with a total net asset value equal to their Class I shares at the time of the conversion. Class A, Class B, Class C, Class R1, Class R2, Class R3, and Class R4 shares were not available for sale during the period. During the period, the fund’s Class I shares and Class R5 shares were available for sale only to funds distributed by MFD that invest primarily in shares of other MFS funds (“MFS fund-of-funds”). Please see the fund’s prospectus for details.

The fund is one of several mutual funds in which the MFS funds-of-funds may invest. The MFS funds-of-funds do not invest in the underlying MFS funds for the purpose of exercising management or control. At the end of the period, the MFS Growth Allocation Fund, the MFS Moderate Allocation Fund, the MFS Aggressive Growth Allocation Fund, the MFS Conservative Allocation Fund, the MFS Lifetime 2030 Fund, the MFS Lifetime 2040 Fund, and the MFS Lifetime 2020 Fund were the owners of record of approximately 36%, 33%, 15%, 6%, 2%, 2%, and 1%, respectively, of the value of outstanding voting shares of the fund. In addition, the MFS Lifetime

Notes to Financial Statements – continued

Retirement Income Fund, the MFS Lifetime 2010 Fund, the MFS Lifetime 2015 Fund, the MFS Lifetime 2025 Fund, the MFS Lifetime 2035 Fund, the MFS Lifetime 2045 Fund, the MFS Lifetime 2050 Fund, and the MFS Lifetime 2055 Fund were each the owners of record of less than 1% of the value of outstanding voting shares of the fund.

(6) Line of Credit

The fund and certain other funds managed by MFS participate in a $1.1 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Federal Reserve funds rate or one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Reserve funds rate plus an agreed upon spread. For the year ended April 30, 2013, the fund’s commitment fee and interest expense were $2,047 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

(7) Transactions in Underlying Affiliated Funds-Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be an affiliated issuer:

Underlying Affiliated Fund	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	25,843,947	176,705,601	(179,804,556)	22,744,992

Underlying Affiliated Fund	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$—	$—	$26,500	$22,744,992

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Series Trust XV and the Shareholders of MFS Commodity Strategy Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Commodity Strategy Fund (one of the portfolios comprising MFS Series Trust XV) (the “Fund”) as of April 30, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of April 30, 2013, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Commodity Strategy Fund as of April 30, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

June 17, 2013

TRUSTEES AND OFFICERS — IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of June 1, 2013, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 49)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman, Chief Executive Officer and Director; President (until December 2009); Chief Investment Officer (until July 2010)	N/A
INDEPENDENT TRUSTEES
David H. Gunning (age 71)	Trustee and Chair of Trustees	January 2004	Private investor	Lincoln Electric Holdings, Inc. (welding equipment manufacturer), Director; Development Alternatives, Inc. (consulting), Director/Non-Executive Chairman; Portman Limited (mining), Director (until 2008)
Robert E. Butler (age 71)	Trustee	January 2006	Consultant – investment company industry regulatory and compliance matters	N/A
Maureen R. Goldfarb (age 58)	Trustee	January 2009	Private investor	N/A
William R. Gutow (age 71)	Trustee	December 1993	Private investor and real estate consultant; Capitol Entertainment Management Company (video franchise), Vice Chairman	Texas Donuts (donut franchise), Vice Chairman (until 2010)
Michael Hegarty (age 68)	Trustee	December 2004	Private investor	Brookfield Office Properties, Inc. (real estate), Director; Rouse Properties Inc. (real estate), Director; Capmark Financial Group Inc. (real estate), Director

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
John P. Kavanaugh (age 58)	Trustee	January 2009	Private investor	N/A
J. Dale Sherratt (age 74)	Trustee	June 1989	Insight Resources, Inc. (acquisition planning specialists), President; Wellfleet Investments (investor in health care companies), Managing General Partner	N/A
Laurie J. Thomsen (age 55)	Trustee	March 2005	Private investor; New Profit, Inc. (venture philanthropy), Executive Partner (until 2010)	The Travelers Companies (insurance), Director
Robert W. Uek (age 72)	Trustee	January 2006	Consultant to investment company industry	N/A
OFFICERS
John M. Corcoran (k) (age 48)	President	October 2008	Massachusetts Financial Services Company, Senior Vice President (since October 2008); State Street Bank and Trust (financial services provider), Senior Vice President, (until September 2008)	N/A
Christopher R. Bohane (k) (age 39)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A
Kino Clark (k) (age 44)	Assistant Treasurer	January 2012	Massachusetts Financial Services Company, Vice President	N/A
Thomas H. Connors (k) (age 53)	Assistant Secretary and Assistant Clerk	September 2012	Massachusetts Financial Services Company, Vice President and Senior Counsel; Deutsche Investment Management Americas Inc. (financial service provider), Director and Senior Counsel (until 2012)	N/A

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Ethan D. Corey (k) (age 49)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
David L. DiLorenzo (k) (age 44)	Treasurer	July 2005	Massachusetts Financial Services Company, Senior Vice President	N/A
Robyn L. Griffin (age 37)	Assistant Independent Chief Compliance Officer	August 2008	Griffin Compliance LLC (provider of compliance services), Principal (since August 2008); State Street Corporation (financial services provider), Mutual Fund Administration Assistant Vice President (October 2006 – July 2008)	N/A
Brian E. Langenfeld (k) (age 40)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A
Susan S. Newton (k) (age 63)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
Susan A. Pereira (k) (age 42)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A
Kasey L. Phillips (k) (age 42)	Assistant Treasurer	September 2012	Massachusetts Financial Services Company, Vice President; Wells Fargo Funds Management, LLC, Senior Vice President, Fund Treasurer (until 2012)	N/A
Mark N. Polebaum (k) (age 61)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary	N/A
Frank L. Tarantino (age 69)	Independent Chief Compliance Officer	June 2004	Tarantino LLC (provider of compliance services), Principal	N/A

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Richard S. Weitzel (k) (age 42)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
James O. Yost (k) (age 52)	Deputy Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President	N/A

(h)	Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. For the period October 2008, until January 2012, Mr. Corcoran served as Treasurer of the Funds. Prior to January 2012, Messrs. DiLorenzo and Yost served as Assistant Treasurers of the Funds.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Each Trustee has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Messrs. Butler, Kavanaugh, Uek and Ms. Thomsen are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of January 1, 2013, the Trustees served as board members of 143 funds within the MFS Family of Funds.

The Statement of Additional Information for the Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116
Portfolio Managers
James Calmas
Benjamin Nastou
Natalie Shapiro

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

A discussion regarding the Board’s most recent review and renewal of the fund’s Investment Advisory Agreement with MFS is available by clicking on the fund’s name under “Mutual Funds” in the “Products” section of the MFS Web site (mfs.com).

PROXY VOTING POLICIES AND INFORMATION

A general description of the MFS funds’ proxy voting policies and procedures is available without charge, upon request, by calling 1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the twelve-month period ended June 30, 2012 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. A shareholder can obtain the quarterly portfolio holdings report at mfs.com. The fund’s Form N-Q is also available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available by visiting the “News & Commentary” section of mfs.com or by clicking on the fund’s name under “Mutual Funds” in the “Products” section of mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2013 income tax forms in January 2014.

rev. 3/11

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Account transactions and transaction history

• Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., MFS Fund Distributors, Inc., MFS Heritage Trust Company, and MFS Service Center, Inc.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

•open an account or provide account information

•direct us to buy securities or direct us to sell your securities

•make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

•sharing for affiliates’ everyday business purposes – information about your creditworthiness

•affiliates from using your information to market to you

•sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

•MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. •MFS does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. •MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

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MFS® will send you prospectuses,

reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter.

To sign up:

1. Go to mfs.com.

2. Log in via MFS® Access.

3. Select eDelivery.

If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS® Access, or eDelivery may not be available to you.

CONTACT

WEB SITE

mfs.com

MFS TALK

1-800-637-8255

24 hours a day

ACCOUNT SERVICE AND LITERATURE

Shareholders

1-800-225-2606

Financial advisors

1-800-343-2829

Retirement plan services

1-800-637-1255

MAILING ADDRESS

MFS Service Center, Inc.

P.O. Box 55824

Boston, MA 02205-5824

OVERNIGHT MAIL

MFS Service Center, Inc.

c/o Boston Financial Data Services

30 Dan Road

Canton, MA 02021-2809

ITEM 2.	CODE OF ETHICS.

The Registrant has adopted a Code of Ethics pursuant to Section 406 of the Sarbanes-Oxley Act and as defined in Form N-CSR that applies to the Registrant’s principal executive officer and principal financial and accounting officer. . During the period covered by this report, the Registrant has not amended any provision in its Code of Ethics (the “Code”) that relates to an element of the Code’s definitions enumerated in paragraph (b) of Item 2 of this Form N-CSR. During the period covered by this report, the Registrant did not grant a waiver, including an implicit waiver, from any provision of the Code.

A copy of the Code of Ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Messrs. Robert E. Butler, John P. Kavanaugh and Robert W. Uek and Ms. Laurie J. Thomsen, members of the Audit Committee, have been determined by the Board of Trustees in their reasonable business judgment to meet the definition of “audit committee financial expert” as such term is defined in Form N-CSR. In addition, Messrs. Butler, Kavanaugh and Uek and Ms. Thomsen are “independent” members of the Audit Committee (as such term has been defined by the Securities and Exchange Commission in regulations implementing Section 407 of the Sarbanes-Oxley Act of 2002). The Securities and Exchange Commission has stated that the designation of a person as an audit committee financial expert pursuant to this Item 3 on the Form N-CSR does not impose on such a person any duties, obligations or liability that are greater than the duties, obligations or liability imposed on such person as a member of the Audit Committee and the Board of Trustees in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Items 4(a) through 4(d) and 4(g):

The Board of Trustees has appointed Deloitte & Touche LLP (“Deloitte”) to serve as independent accountants to the series of the Registrant (the “Fund”). The tables below set forth the audit fees billed to the Fund as well as fees for non-audit services provided to the Fund and/or to the Fund’s investment adviser, Massachusetts Financial Services Company (“MFS”) and to various entities either controlling, controlled by, or under common control with MFS that provide ongoing services to the Fund (“MFS Related Entities”).

For the fiscal years ended April 30, 2013 and 2012, audit fees billed to the Fund by Deloitte were as follows:

	Audit Fees
	2013	2012
Fees billed by Deloitte:
MFS Commodity Strategy Fund	53,802	36,801

For the fiscal years ended April 30, 2013 and 2012, fees billed by Deloitte for audit-related, tax and other services provided to the Fund and for audit-related, tax and other services provided to MFS and MFS Related Entities were as follows:

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[3]
	2013	2012	2013	2012	2013	2012
Fees billed by Deloitte:
To MFS Commodity Strategy Fund	0	0	8,266	8,104	1,029	1,328

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[3]
	2013	2012	2013	2012	2013	2012
Fees billed by Deloitte:
To MFS and MFS Related Entities of Commodity Strategy Fund *	1,276,472	1,285,664	0	0	0	0

	2013	2012[4]
Aggregate fees for non-audit services:
To MFS Commodity Strategy Fund, MFS and MFS Related Entities#	1,403,787	1,712,916

*

This amount reflects the fees billed to MFS and MFS Related Entities for non-audit services relating directly to the operations and financial reporting of the Fund (portions of which services also related to the operations and financial reporting of other funds within the MFS Funds complex).

#	This amount reflects the aggregate fees billed by Deloitte for non-audit services rendered to the Fund and for non-audit services rendered to MFS and the MFS Related Entities.
[1]

The fees included under “Audit-Related Fees” are fees related to assurance and related services that are reasonably related to the performance of the audit or review of financial statements, but not reported under ‘‘Audit Fees,’’ including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters and internal control reviews.

[2]

The fees included under “Tax Fees” are fees associated with tax compliance, tax advice and tax planning, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews and tax distribution and analysis.

[3]

The fees included under “All Other Fees” are fees for products and services provided by Deloitte other than those reported under “Audit Fees,” “Audit-Related Fees” and “Tax Fees,” including fees for services related to review of internal controls and review of Rule 38a-1 compliance program.

[4]	Certain fees reported in 2012 have been restated in this filing from those reported in the Registrant’s filing for the reporting period ended April 30, 2012.

Item 4(e)(1):

Set forth below are the policies and procedures established by the Audit Committee of the Board of Trustees relating to the pre-approval of audit and non-audit related services:

To the extent required by applicable law, pre-approval by the Audit Committee of the Board is needed for all audit and permissible non-audit services rendered to the Fund and all permissible non-audit services rendered to MFS or MFS Related Entities if the services relate directly to the operations and financial reporting of the Registrant. Pre-approval is currently on an engagement-by-engagement basis. In the event pre-approval of such services is necessary between regular meetings of the Audit Committee and it is not practical to wait to seek pre-approval at the next regular meeting of the Audit Committee, pre-approval of such services may be referred to the Chair of the Audit Committee for approval; provided that the Chair may not pre-approve any individual engagement for such services exceeding $50,000 or multiple engagements for such services in the aggregate exceeding $100,000 between such regular meetings of the Audit Committee. Any engagement pre-approved by the Chair between regular meetings of the Audit Committee shall be presented for ratification by the entire Audit Committee at its next regularly scheduled meeting.

Item 4(e)(2):

None, or 0%, of the services relating to the Audit-Related Fees, Tax Fees and All Other Fees paid by the Fund and MFS and MFS Related Entities relating directly to the operations and financial reporting of the Registrant disclosed above were approved by the audit committee pursuant to paragraphs (c)(7)(i)(C) of Rule 2-01 of Regulation S-X (which permits audit committee approval after the start of the engagement with respect to services other than audit, review or attest services, if certain conditions are satisfied).

Item 4(f): Not applicable.

Item 4(h): The Registrant’s Audit Committee has considered whether the provision by a Registrant’s independent registered public accounting firm of non-audit services to MFS and MFS Related Entities that were not pre-approved by the Committee (because such services were provided prior to the effectiveness of SEC rules requiring pre-approval or because such services did not relate directly to the operations and financial reporting of the Registrant) was compatible with maintaining the independence of the independent registered public accounting firm as the Registrant’s principal auditors.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the Registrant.

ITEM 6.	INVESTMENTS

A schedule of investments of the Registrant is included as part of the report to shareholders of such series under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the Registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There were no material changes to the procedures by which shareholders may send recommendations to the Board for nominees to the Registrant’s Board since the Registrant last provided disclosure as to such procedures in response to the requirements of Item 407 (c)(2)(iv) of Regulation S-K or this Item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	Based upon their evaluation of the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as conducted within 90 days of the filing date of this report on Form N-CSR, the registrant’s principal financial officer and principal executive officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)	There were no changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by the report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)	File the exhibits listed below as part of this form. Letter or number the exhibits in the sequence indicated.

(1)	Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Code of Ethics attached hereto.

(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2): Attached hereto.

(b)	If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for the purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference: Attached hereto.

Notice

A copy of the Amended and Restated Declaration of Trust, as amended, of the Registrant is on file with the Secretary of State of The Commonwealth of Massachusetts and notice is hereby given that this instrument is executed on behalf of the Registrant by an officer of the Registrant as an officer and not individually and the obligations of or arising out of this instrument are not binding upon any of the Trustees or shareholders individually, but are binding only upon the assets and property of the respective constituent series of the Registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) MFS SERIES TRUST XV

By (Signature and Title)*	JOHN M. CORCORAN
John M. Corcoran, President

Date: June 17, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	JOHN M. CORCORAN
John M. Corcoran, President (Principal Executive Officer)

Date: June 17, 2013

By (Signature and Title)*	DAVID L. DILORENZO
David L. DiLorenzo, Treasurer (Principal Financial Officer and Accounting Officer)

Date: June 17, 2013

*	Print name and title of each signing officer under his or her signature.